CONFIDENTIAL

Exhibit 10.1

AMENDMENT NO. 1

TO EXCLUSIVE SALES DISTRIBUTION AGREEMENT

THIS AMENDMENT NO. 1 (“Amendment”) to that certain Exclusive Sales Distribution Agreement, dated July 1, 2004 (“Agreement”), is dated September 30, 2005 (“Amendment Effective Date”), and is between Orthovita, Inc., a Pennsylvania corporation with principal offices at 45 Great Valley Parkway, Malvern, Pennsylvania 19355 (“Orthovita”), and Angiotech BioMaterials Corp. (formerly known as Cohesion Technologies, Inc.), a Delaware corporation with principal offices at 2500 Faber Place, Palo Alto, California 94303 (“Cohesion”).

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WHEREAS, Orthovita and Cohesion have previously entered into the Agreement;

WHEREAS, Orthovita and Cohesion are in the process of transitioning manufacturing of Products and Accessories (both as defined in the Agreement) from Cohesion to Orthovita, and by this Amendment Orthovita and Cohesion wish to set forth certain understandings and acknowledgements regarding Cohesion’s supply of Products and Accessories to Orthovita before November 1, 2005, and to make certain additional modifications to the Agreement, all as set forth below;

WHEREAS, Orthovita and Cohesion are negotiating a new license agreement (“License Agreement”) in connection with Orthovita’s assumption of responsibility for manufacturing of Products and Accessories; and

WHEREAS, Orthovita and Cohesion desire that all other terms and conditions of the Agreement remain in full force and effect;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Orthovita and Cohesion hereby agree to amend the Agreement by and in accordance with this Amendment as follows:

1.       Definitions; References. Capitalized terms in this Amendment shall have the same meaning as those in the Agreement, unless specifically defined otherwise in this Amendment. All Article and Section references shall refer to the corresponding Article and Section in the Agreement, unless specifically stated to refer to an Article or Section of this Amendment.

2.	Amendments.

2.1    Amendment to Section 5.1. Section 5.1 is hereby amended and restated in its entirety as follows:

“5.1

As of the Effective Date, Cohesion and Orthovita planned to form three (3) committees – the “Joint Sales and Marketing Committee,” the “Joint Clinical Development Committee,” and the “Joint Commercial Operations Committee.” However, the Parties have agreed instead to form one “Joint

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Committee,” which shall fulfill the responsibilities of each of the originally planned three (3) committees, and each Party has designated its program director (“Program Director”). The Joint Committee shall consist of up to three (3) representatives from each Party, one of which shall be each Party’s Program Director, for a total of up to six (6) Joint Committee members. Cohesion and Orthovita shall each retain the right to change its representative(s) to the Joint Committee, including its Program Director, from time to time, upon written notice to the other Party, or to appoint one or more substitutes to serve in the place of an absent member(s). The Program Directors also shall serve as co-chairs of the Joint Committee (each a “Co-Chair”). The Joint Committee representatives of Cohesion and Orthovita shall be employees that agree to be bound by the terms of confidentiality and other pertinent provisions of this Agreement. Each Joint Committee member, including the Program Directors, shall have expertise in a relevant discipline, such as business development, research and development, clinical and/or regulatory affairs, sales or marketing. All committee obligations set forth in Sections 5.2 through 5.4 shall remain in full force and effect, and all references in this Agreement to one of the originally planned three (3) committees shall be deemed to refer instead to the Joint Committee.”

2.2     Amendment to Section 5.5. Section 5.5 is hereby amended and restated in its entirety as follows:

“5.5	The Joint Committee shall hold meetings at approximately three month intervals (at mutually agreed times), or more frequently as necessary or upon prior request by a Program Director. Meetings of the Joint Committee will be held in person at alternating locations of the respective Co-Chair’s choosing, or by teleconference or videoconference at the respective Co-Chair’s discretion. The initial meeting of the new Joint Committee is expected to be held during the fourth calendar quarter of 2005 to finalize transition of manufacturing from Cohesion to Orthovita, to discuss sale of Cohesion equipment to Orthovita and to address such other matters as are deemed relevant by either Cohesion or Orthovita, and will be initiated by the Orthovita Co-Chair. Other employees of each Party involved in the development, manufacture and/or commercialization of a Product and/or an Accessory may attend such meetings as nonvoting participants, and, with the consent of each Party, consultants, representatives, or advisors involved in the development, manufacture and/or commercialization of a Product and/or an Accessory may attend such meetings as nonvoting observers; provided that such third party representatives are under obligations of confidentiality and non-use applicable to the Confidential Information of each Party that are at least as stringent as those set forth in this Agreement. Each Party shall be responsible for all of its own expenses of participating in a Joint Committee meeting.”

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2.3     Amendment to Section 6.2. Section 6.2 is hereby amended and restated in its entirety as follows:

“6.2	In addition to the CoStasis Price, Orthovita shall pay to Cohesion royalties as a percentage of total Net Sales for each Calendar Year on a quarterly basis, in each of **** (as applicable), at the royalty rates set forth in Exhibit E, and subject to the provisions of this Section 6.2. All such royalty payments shall be made by Orthovita within thirty (30) days following the end of the calendar quarter in which such sales were made and for which such royalty payment is due, and shall be accompanied by the quarterly sales report set forth in Section 6.3. Total Net Sales shall be determined for each Calendar Year of the Term and for each of **** (as applicable), and Net Sales made in one Calendar Year shall not count toward the total Net Sales in any other Calendar Year. For purposes of this Agreement, Orthovita shall account for sales of CoStasis Products (whether manufactured by Cohesion or by or on behalf of Orthovita) on a first-in, first-out basis. The Parties acknowledge and agree that, as of the Amendment Effective Date, Orthovita has paid royalties at the royalty rates set forth in Exhibit E on Net Sales of the number of units of CoStasis Products as set forth on Exhibit H, Column A. Orthovita and Cohesion agree that, after the Amendment Effective Date, Orthovita shall be required to pay royalties at the royalty rates set forth in Exhibit E on Net Sales of CoStasis Products up to that number of units of CoStasis Products set forth on Exhibit H, Column B, and thereafter, notwithstanding Exhibit E, Orthovita shall pay royalties at a rate of **** of Net Sales on sales of units of CoStasis Products up to that number of units of CoStasis Products set forth on Exhibit H, Column C. For the avoidance of doubt, WIP (as defined below) that is purchased by Orthovita and is converted into final finished CoStasis Product by or on behalf of Orthovita after the Amendment Effective Date shall be subject to the royalty and other relevant provisions of this Agreement as if such product had been sold by Cohesion to Orthovita in finished form.”

2.4     Amendment to Section 6.4. Section 6.4 is hereby amended and restated in its entirety as follows:

“6.4

Within thirty (30) days after the Effective Date, and subject to satisfactory inspection by Orthovita representatives, which shall not be unreasonably withheld, Orthovita shall pay to Cohesion **** to purchase Cohesion’s existing inventory of Accessories, as listed in Exhibit B. Within ninety (90) days after receipt of such payment, Cohesion shall deliver to Orthovita such Accessories in accordance with instructions provided by Orthovita and with Sections 6.11 and 6.12. In addition, Cohesion may sell to Orthovita additional Accessories at the prices set forth in Amended Exhibit F; provided that all such additional Accessories sold to Orthovita by Cohesion shall be treated under Sections 6.8 through 6.10 as if such additional Accessories were “Products.” For the sake of clarity, Orthovita

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shall have no obligation to pay royalties on any Accessories purchased from Cohesion under this Agreement or this Amendment. If a further supply of Accessories is needed by Orthovita after the Amendment Effective Date, Cohesion shall provide Orthovita with Accessory specifications and contact information for third party Accessory suppliers and/or manufacturers previously used by Cohesion to obtain Accessories, as listed in Exhibit B. Orthovita shall be responsible for negotiating with such suppliers and/or manufacturers, or other suppliers or manufacturers of Orthovita’s choosing, to obtain Accessories. Upon Orthovita’s written request, Cohesion shall provide reasonable assistance to Orthovita in securing an ongoing supply of Accessories, including making introductions to Accessory suppliers and/or manufacturers previously used by Cohesion and providing specifications for the Accessories. Upon execution of this Amendment by Orthovita, the numbers of Products and Accessories set forth in Exhibit G shall be deemed to constitute a firm and binding Purchase Order by Orthovita for such numbers of Products and Accessories.”

2.5     Amendment to Section 6.15. The first paragraph of Section 6.15 is hereby amended and restated in its entirety as follows:

“6.15	The Parties contemplate that during the Term, Cohesion will transfer manufacturing of one or more Products and Accessories to Orthovita or to one or more third party manufacturers, as set forth in this Section 6.15 of the Agreement or in Section 3.1 of the Amendment.”

2.6     Amendment to Exhibit F. Exhibit F is hereby deleted in its entirety, and the attached Amended Exhibit F is hereby substituted therefor. For purposes of this Amendment, the Parties hereby waive the provisions of Section 6.5 with respect to any price changes set forth in Amended Exhibit F.

3.	Additional Agreements.

3.1     Supply of Products and Accessories through October 31, 2005; Manufacturing Technology Transfer; Indemnification.

        (a)         The Parties further acknowledge and agree that they are in the process of transitioning manufacturing of Products and Accessories to Orthovita. Orthovita acknowledges and agrees that Cohesion shall close its manufacturing facility no later than **** (the “Closing Date”). Orthovita shall purchase from Cohesion, prior to or as of the Closing Date, the total number of Products and Accessories set forth in Exhibit G, as well as all the Product-related work-in-process set forth in Exhibit G (such work-in-process referred to hereinafter as the “WIP”). Amended Exhibit F sets forth the total number of items of each Product, Accessory and WIP that have been or will be supplied by Cohesion to Orthovita between the Effective Date of the Agreement and the Closing Date; Exhibit G sets forth the number of items of each Product, Accessory and WIP set forth in Amended Exhibit F that has not been supplied to Orthovita as of the

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Amendment Effective Date, but that will be supplied to Orthovita prior to or as of the Closing Date. The number of items of Products, Accessories and WIP set forth in Exhibit G shall be deemed to constitute a binding Purchase Order of Orthovita, and prior to the Closing Date Orthovita shall, subject to Section 6.12, purchase from Cohesion all such Products, Accessories and WIP set forth in Exhibit G, at the respective prices set forth in Exhibit G; provided that such Products and Accessories provided by Cohesion shall conform to the Product specifications and regulatory requirements as of date of receipt by Orthovita, and such WIP shall conform to Product specifications that are relevant to the stage of manufacture of the WIP as of date of receipt by Orthovita.

        (b)         After Cohesion has supplied to Orthovita the total number of units of a given Product, Accessory or WIP at the “Price A” specified in Amended Exhibit F (wherein counting of such total number of units shall start as of the Effective Date), all subsequent units of such Product or Accessory provided by Cohesion shall be supplied at the “Price B” specified in Amended Exhibit F (up to the total number of each Product, Accessory or WIP set forth in Amended Exhibit F). All Products, Accessories and WIP manufactured by Cohesion for Orthovita prior to and during the 4th calendar quarter of Calendar Year 2005, as well as all WIP in Cohesion’s possession as of the Closing Date (up to the total amounts specified in Amended Exhibit F) shall be shipped and invoiced by Cohesion no later than the Closing Date.

        (c)         Cohesion shall use commercially reasonable efforts to supply the total number of units of each Product, Accessory and WIP set forth in Amended Exhibit F prior to the Closing Date. However, in any event, Cohesion shall cease manufacturing at its manufacturing facility no later than the Closing Date, regardless of the total number of units of each Product, Accessory and WIP supplied to Orthovita prior to or as of the Closing Date. For the sake of clarity, Cohesion shall have no obligation to supply any additional Products, Accessories or WIP to Orthovita after the Closing Date. Regardless of whether Orthovita (a) is capable of manufacturing Products and/or Accessories (or processing or packaging WIP) itself, or is able to obtain Products and/or Accessories from a third party supplier, and/or (b) has obtained Regulatory Approval to manufacture Products and/or Accessories (or to process or package WIP) pursuant to a Product Manufacturing Application (or other required application for Regulatory Approval) submitted by or on behalf of Orthovita, Orthovita shall be solely responsible, at Orthovita’s sole expense, for obtaining the CoStasis Ingredients and for manufacturing (or having manufactured) and otherwise obtaining Products and Accessories after the Closing Date. Notwithstanding Section 2.3 of the Agreement, after the Closing Date Cohesion shall be under no obligation to maintain any of its Product or Accessory Regulatory Approvals; provided that Cohesion shall maintain its approved U.S. Premarket Approval Application (“PMA”) in effect until Orthovita either obtains approval of its own PMA or determines that it will no longer seek approval of its own PMA.

        (d)         Notwithstanding anything to the contrary set forth in the Agreement, the Parties shall each bear their own costs and expenses in connection with manufacturing technology transfer from Cohesion to Orthovita after the Effective Date

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and neither Party shall be obligated to reimburse the other Party for any such costs or expenses.

        (e)         Notwithstanding anything in the Agreement, Orthovita shall be responsible for any storage and/or use of raw materials, CoStasis Ingredients, other components of Products or Accessories, WIP or its components, or finished Products and Accessories (whether or not in kit form) at any time past the limits of the applicable stability data of Cohesion. Orthovita shall defend, indemnify and hold harmless Cohesion and its Affiliates and their employees, officers, agents and directors against any Loss (including, without limitation, reasonable attorneys’ fees and expenses) that may be brought, instituted or arise against or be incurred by such person to the extent such Loss is based on or arises out of, or relates to, claims, actions or suits (including a governmental investigation) relating to any raw materials, CoStasis Ingredients, other components of Products or Accessories, WIP or its components, or finished Products and Accessories (whether or not in kit form) provided by Cohesion that are stored by Orthovita, or incorporated by Orthovita into a final finished product and sold to a customer or distributor, after expiration of the time period or nonconformance with an applicable release specification corresponding to Cohesion’s stability study data for such raw material, CoStasis Ingredient, other component, WIP or its components, and/or finished Product or Accessory (as applicable).

        (f)         Orthovita further agrees that it shall not further process and/or package into final finished product any raw materials, CoStasis Ingredients, other components of Products or Accessories, WIP or its components, or finished Products and Accessories (whether or not in kit form) until such time as Orthovita has obtained all Regulatory Approvals necessary in connection with such processing and/or packaging.

3.2     Purchase Orders. All open Purchase Orders (to the extent unfilled as of the Amendment Effective Date) submitted by Orthovita are hereby canceled. Orthovita’s execution of this Amendment shall be deemed to constitute a firm and binding Purchase Order for all remaining, as yet undelivered, numbers of units of Products, Accessories and WIP set forth in Exhibit G. Any raw materials supplied by Cohesion to Orthovita hereunder shall be provided ****.

4.	Miscellaneous.

4.1     Continuing Effect; Inconsistencies. This Amendment shall be effective for all purposes as of the Amendment Effective Date. As of the Amendment Effective Date, the term “Agreement” (as used herein and in the Agreement) shall mean the Agreement as amended by this Amendment. Except as expressly modified herein, the Agreement shall remain in full force and effect in accordance with its terms. To the extent that there are any inconsistencies between this Amendment and the unamended Agreement, the terms of this Amendment shall supersede those set forth in the unamended Agreement.

4.2    Governing Law. The construction, validity and performance of this Amendment shall be governed in all respects by the laws of the State of California, U.S.A., excluding conflict of laws principles.

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4.3     Counterparts. This Amendment may be executed in two or more counterparts, including by facsimile signature, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be signed by their respective duly authorized representatives as of the Amendment Effective Date.

ORTHOVITA, INC.	ANGIOTECH BIOMATERIALS CORP.

By: /s/ Antony Koblish	By: /s/ Thomas Bailey

Name: Antony Koblish	Name: Thomas Bailey

Title: President & CEO	Title: VP Business Development

Date: 27-Oct-05	Date: 10/24/05

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AMENDED EXHIBIT F

Price and Numbers of Products to be Supplied by Cohesion between the Effective Date of the Agreement and the Closing Date

Item	Unit Size Information	Price A	Number of Units at Price A	Price B	Number of Units at Price B

CoStasis Product	4.5 ml unit dose package	****	****	****	****

CoStasis Product	2.0 ml unit dose package	****	****	****	****

CellPaker Product	Box of 10 CellPaker Product units	****	****	****	****

Accessory (MEA)	Box of 5 MEA units	****	****	****	****

Accessory (LEA)	Box of 10 LEA units	****	****	****	****

CoStasis Product WIP	4.5 ml unit dose size: Vitagel syringes Non-sterile transfer syringes Non-sterile delivery sets	****	****	****	****

*Excludes MEA and LEA units listed on Exhibit B of the Agreement

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EXHIBIT G

Price and Numbers of Products still to be Supplied by Cohesion between the

Amendment Effective Date and the Closing Date

Item	Unit Size Information	Price A	Number of Units to be supplied after Amendment Effective date at Price A	Price B	Number of Units to be supplied after Amendment Effective date at Price B

CoStasis Product	4.5 ml unit dose package	****	****	****	****

CoStasis Product	2.0 ml unit dose package	****	****	****	****

CellPaker Product	Box of 10 CellPaker Product units	****	****	****	****

Accessory (MEA)	Box of 5 MEA units	****	****	****	****

Accessory (LEA)	Box of 10 LEA units	****	****	****	****

CoStasis Product WIP	4.5 ml unit dose size: Vitagel syringes Non-sterile transfer syringes Non-sterile delivery sets	****	****	****	****

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EXHIBIT H

Numbers of Products still Subject to the Royalty

			Number of Units for which a Royalty was paid at the rates set forth in Exhibit E prior to the Amendment Effective Date	Number of Units still Subject to a Royalty at the rates set forth in Exhibit E after Amendment Effective Date	Number of Units still Subject to a Royalty at a rate of **** after Amendment Effective Date
Item	Unit Size Information	Price A	Column A	Column B	Column C

CoStasis Product	4.5 ml unit dose package	****	****	****	****

CoStasis Product	2.0 ml unit dose package	****	****	****	****

CellPaker Product	Box of 10 CellPaker Product units	****	****	****	****

Accessory (MEA)	Box of 5 MEA units	****	****	****	****

Accessory (LEA)	Box of 10 LEA units	****	****	****	****

CoStasis Product WIP	4.5 ml unit dose size: Vitagel syringes Non-sterile transfer syringes Non-sterile delivery sets	****	****	****	****